UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2013

AFH HOLDING III, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53070	42-1743424
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

269 S. Beverly Drive, Ste #1600, Beverly Hills, CA	90212
(Address of principal executive offices)	(Zip Code)

(310) 475-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A. 2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K filed on January 21, 2014 to supplement the disclosure included under Item 4.01 thereof.

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) On November 7, 2013, EFP Rotenberg, LLP (the “EFP Rotenberg”) informed AFH Holding III, Inc. (the “Company”) of their intent to resign as the Company’s independent registered public accounting firm effective after the filing of the Company’s 10Q for the period ended September 30, 2013.

(b) On November 15, 2013, EFP Rotenberg, LLP (the “EFP Rotenberg”) resigned as the Company’s independent registered public accounting firm. The Company has accepted EFP Rotenberg’s resignation.

(c) The reports of EFP Rotenberg on the financial statements of the Company for the fiscal years ended December 31, 2011 and 2012 and management’s report on the effectiveness of internal control over financial reporting as of December 31, 2011 and 2012 indicated that there was a substantial doubt about the Company’s ability to continue as a going concern, but otherwise EFP’s reports contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(d) During the Company’s two most recent fiscal years and any subsequent interim period preceding such resignation there were no disagreements with EFP Rotenberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

(e) The Company has provided a copy of this disclosure to EFP Rotenberg and requested that EFP Rotenberg provide a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter dated February 10, 2014, is attached hereto as Exhibit 16.1 to this 8-K/A.

Engagement of Anton & Chia

On January 16, 2014, our Board of Directors engaged Anton & Chia (“A&C”), which is an independent registered public accounting firm registered with, and governed by the rules of, the Public Company Accounting Oversight Board, as our independent registered public accounting firm. During the two most recent fiscal years, and through January 16, 2014, neither the Company nor anyone on our behalf consulted A&C regarding either (i) the application of accounting principles to a specified transaction regarding the Company, either proposed or completed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURES

Pursuant to the requirements the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFH HOLDING III, INC.
(Registrant)

Date: February 10, 2014	/s/ Amir F. Heshmatpour
Amir F. Heshmatpour
President, Secretary and Sole Director
(Principal Executive Officer) (Principal Financial and Accounting Officer)

Item 9.01. Financial Statements and Exhibits.

EXHIBIT INDEX
Exhibit No	Description of Exhibit

16.1	Letter dated February 10, 2014 from EFP Rotenberg to the Securities and Exchange Commission regarding statements included in this Form 8-K/A.